Putnam
New York
Tax Exempt
Money Market
Fund

ANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "While New York's fiscal and economic situation currently reflects a position of strength, we remain extremely cautious in securities selection for the fund, since preserving credit quality and net asset value remain two of the most important components of our investment strategy."

                         --  Brian S. Torpey, manager
                             Putnam New York Tax Exempt Money Market Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

14 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In contrast to the somewhat unsettled interest-rate environment that prevailed when Putnam New York Tax Exempt Money Market Fund's management reported to you at the fiscal year's midpoint, stable rates kept fixed-income investors more or less calm during the second half. The global flight to the relative safety of money market funds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale.

I am pleased to introduce your fund's new manager, Brian S. Torpey. Brian joined Putnam in 1996 as tax-exempt cash manager. He currently manages other Putnam tax-exempt money market funds as well as the cash positions of our tax-exempt bond funds. He has nine years of investment industry experience.

In the following report, Brian reviews the fund's fiscal year that ended on November 30, 1997, and discusses prospects for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Brian S. Torpey

Putnam New York Tax Exempt Money Market Fund concluded its fiscal year much as it began, in an environment marked by solid economic growth, low inflation, and relatively low interest rates. In this climate, your fund's conservative investment strategy continued to serve shareholders well. Once again, an emphasis on superior quality, capital preservation, and current tax-free income enabled the fund to provide a competitive total return while maintaining a stable $1.00 share price.

* STEADY GROWTH, LOW INFLATION ENVIRONMENT CONTINUES

The U.S. economy has remained strong through the year. The Federal Reserve System's November survey pegs growth at a healthy 3.6% for the calendar year to date. The unemployment rate has dropped below 5%, indicating an expanding economy. In addition, The Conference Board's index of leading indicators has advanced for six consecutive months through October. Despite the economic growth, inflation data have been subdued as the Producer Price Index has inched up a modest 2.1% year over year through November. Also there is a possibility that weakness in Asian markets could spill into the U.S. markets. These factors have tempered the argument to raise short-term rates to keep inflation in check.

* MONETARY POLICY STAYS ON HOLD FOR MOMENT

While volatility in the financial markets continues to reflect investor sensitivity to inflationary pressures, the Federal Reserve Board has not raised short-term interest rates since its March meeting. In April and May, money market security yields rose in expectation of another Fed increase. When the Fed failed to act, yields backed down to their current levels near the federal funds target rate.

Although the "persistent strength in demand" cited by Fed officials as a key reason for their March interest-rate tightening has continued, this demand has not yet led to rising prices, and at subsequent meetings during the period, the Fed found no compelling reason to raise rates again. In his October congressional testimony, Fed Chairman Alan Greenspan did warn that the economy had not slowed enough to eliminate the threat of renewed inflation, although most analysts believed that the subsequent eruption of the Southeast Asian currency crisis has made near-term Fed action on interest rates unlikely.

* NEW YORK'S FISCAL STRENGTH PROVIDES FAVORABLE CREDIT BACKDROP FOR TAX-EXEMPT MONEY MARKET

In step with the rest of the country, New York's economic prospects improved during the period. Job growth continued and unemployment declined. Business improved in many sectors, most notably in the financial services industry, where Wall Street had a banner year.

As the healthy U.S. economy has decreased the borrowing needs of the U.S. Treasury, so has New York's economic strength lowered the state government's borrowing needs. Higher employment levels have created higher tax revenues, offsetting the needs of the state and cities to issue new short-term debt. While this has decreased the supply of money market securities, it has provided a favorable credit backdrop for the market.

New York City provides a shining example of the positive effects of this situation. While the rating agencies did not raise the city's credit ratings, investors recognized the situation as a promising opportunity and the city's general obligation bonds rose in price to become among the top-performing credits within the national tax-exempt market. New York City is also a major issuer of tax-exempt money market securities, and the same positive factors that supported its longer-term municipal bonds have helped to support money market issues as well.

* STAYING NEUTRAL AND KEEPING QUALITY HIGH

Given our expectation of potentially higher interest rates by early 1998, we have continued to position the fund flexibly. During the period, this meant keeping portfolio duration relatively neutral -- rather than short or long -- in order to be ready to take advantage of incrementally higher yields, should interest rates begin to rise. Throughout the period, we continued to seek out securities offering strong value and solid yield.

Although the healthy New York economy and its sound budgetary position continue to create more confidence in the overall quality of state debt, we still put extra effort into identifying only the highest quality investments for your fund. Our standards for credit quality remain extremely strict, and our approach continues to focus on traditional tax-exempt money market securities including variable rate demand notes (VRDNs) and municipal commercial paper from large top-quality issuers.

As an extra measure of caution, we continue to seek credit enhancement features such as insurance or bank letters of credit on the fund's investments. The insurance and letters of credit guarantee that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period. Currently almost 90% of your fund's investments feature these enhancements.

* OUTLOOK: HIGHER RATES CONSIDERED LIKELY

While some investors seem to be extending their expectations of stable short-term interest rates almost indefinitely, we believe that as time goes on there will be moderate upward pressure on interest rates driven by the strong economy. Actual inflation remains quite low, but pressures are certainly building, and the market remains vulnerable to any news of an uptick.

Once U.S. investors shift their concentration away from the Pacific Rim and its repercussions and back toward matters at home, tight labor markets and the economy's strength should come into sharper focus as potential inflation-raising situations. With its neutral portfolio duration and conservative, quality-focused investment strategy, your fund remains well positioned for what lies ahead. Should interest rates begin to rise, we will be able to take advantage of higher yields to capture additional income for the fund. In the meantime, we will continue to concentrate on preserving net asset value and maintaining a superior quality portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

PERFORMANCE COMPARISONS (11/30/97)

                                            Current    After-tax    After-tax
                                            return*     return1      return2
------------------------------------------------------------------------------
Passbook savings account                     2.02%       1.09%        1.14%
------------------------------------------------------------------------------
Taxable money market fund (7-day yield)      5.22        2.81         2.94
------------------------------------------------------------------------------
3-month certificate of deposit               4.11        2.22         2.31
------------------------------------------------------------------------------
Putnam New York Tax Exempt
Money Market Fund (7-day yield)              3.07        3.07         3.07
------------------------------------------------------------------------------
The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

1After-tax return assumes a combined 46.08% federal, New York state, and New
 York City tax rate.

2After-tax return assumes a combined 43.74% federal and New York state tax rate.

*Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal, New York state, and New York City income tax, consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                                                   Lipper
                                                  New York
                                                  Tax Exempt      Consumer
                                                  Money Market      Price
                                      NAV         Fund Average      Index
------------------------------------------------------------------------------
1 year                               2.91%           3.07%           1.83%
------------------------------------------------------------------------------
5 years                             13.28           13.94           13.73
Annual average                       2.53            2.64            2.61
------------------------------------------------------------------------------
10 years                            40.03           40.70           39.95
Annual average                       3.42            3.47            3.42
------------------------------------------------------------------------------
Life of fund (10/26/87)             40.61           41.17           40.07
Annual average                       3.43            3.48            3.40
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                                      NAV
------------------------------------------------------------------------------
1 year                               2.73%
------------------------------------------------------------------------------
5 years                             13.17
Annual average                       2.51
------------------------------------------------------------------------------
10 years                            39.59
Annual average                       3.39
------------------------------------------------------------------------------
Life of fund (10/26/87)             40.71
Annual average                       3.41
------------------------------------------------------------------------------
Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/97
------------------------------------------------------------------------------
Distributions (number)                  12
------------------------------------------------------------------------------
Income                              $0.028670
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield1                   3.07%
------------------------------------------------------------------------------
Taxable equivalent (a)2                5.46
------------------------------------------------------------------------------
Taxable equivalent (b)2                5.69
------------------------------------------------------------------------------
Current 30-day yield1                  2.99
------------------------------------------------------------------------------
Taxable equivalent (a)2                5.31
------------------------------------------------------------------------------
Taxable equivalent (b)2                5.55
------------------------------------------------------------------------------
1The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2Assumes (a) maximum 43.74% combined federal income tax and New York state personal income tax rate or (b) maximum 46.08% combined federal income tax, New York state and New York City personal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended November 30, 1997

To the Trustees and Shareholders of
Putnam New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Money Market Fund, including the portfolio of investments owned, as of November 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements, financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Money Market Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                 Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 9, 1998



Portfolio of investments owned
November 30, 1997


         Key to Abbreviations
         FGIC         -- Financial Guaranty Insurance Company
         G.O. Bonds   -- General Obligation Bonds
         LOC          -- Letter of Credit
         MBIA         -- Municipal Bond Investors Assurance Corporation
         MCP          -- Municipal Commercial Paper
         RAN          -- Revenue Anticipation Notes
         VRDN         -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (91.4%) *
PRINCIPAL AMOUNT                                                            RATINGS**               VALUE

New York (83.9%)
---------------------------------------------------------------------------------------------------------
       $495,000   Babylon, Indl. Dev. Agcy. Resource Recvy. Rev.
                    Bonds (Ogden Martin Syst. Babylon Inc.),
                    Ser. B, 8 1/2s, 01/01/19                                Aaa            $      522,446
        585,000   Chemung Cnty., G.O. Bonds, MBIA, 4 3/4s,
                     08/01/98                                               Aaa                   588,443
        845,000   Chemung Ctny., Indl. Dev. Agcy. Civic Fac. VRDN
                    (Arnot Ogden Med. Ctr.), Ser. A, 3.8s, 03/01/19
                    (Chase Manhattan Bank (LOC))                            VMIG1                 845,000
      1,000,000   Erie Cnty, RAN, Ser.B. 4.5s, 10/29/98 (Union Bank
                    of Switzerland (LOC))                                   MIG1                1,006,010
        750,000   Glens Falls Indl. Dev. Agcy. VRDN (Broad St. Ctr.),
                     3.85s, 08/01/05 (Fleet Trust Company (LOC))            A-1                   750,000
      1,750,000   Monroe Cnty., Indl. Dev. Agcy. VRDN (Columbia
                    Sussex Corp.), 5s, 11/01/14 (Cumberland
                    Fed. S&L (LOC))                                         A-1+                1,750,000
      2,700,000   Monroe Cnty., Indl. Dev. Agcy. VRDN (Canal Ponds),
                    Ser. D, 3.9s, 06/15/16 (Fleet Bank (LOC))               VMIG1               2,700,000
      2,000,000   N Y City G.O. RAN, Ser. A. 4 1/2s, 06/30/98               MIG1                2,007,664
      2,200,000   NY City, Hlth. & Hosp. Corp. VRDN (Hlth. Syst.),
                    Ser. A, 3.85s, 02/15/26 (Morgan Guaranty
                    Trust (LOC))                                            VMIG1               2,200,000
      1,700,000   NY City, Hsg. Dev. Corp. Mtge. VRDN
                    (Multi-Fam. James Twr.), Ser. A, 3.85s, 07/01/05
                    (Citibank N.A. (LOC))                                   A-1+                1,700,000
      1,500,000   NY City, Indl. Dev. Agcy. VRDN (Stroheim &
                    Romann, Inc.), 3.9s, 12/01/15 (Westdeutsche
                    Landesbank Girozentrale (LOC) Germany)                  A-1+                1,500,000
      5,100,000   NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 4s, 06/15/25                                      VMIG1               5,100,000
      1,500,000   NY State G.O. VRDN, Ser. C, 4 1/2s, 10/01/23
                    (Morgan Guaranty Trust (LOC))                           VMIG1               1,500,000
      3,000,000   NY State Energy Res. & Dev. Auth. Poll. Ctrl. VRDN
                    (LILCO), Ser. A, 3.6s, 03/01/16 (Deutsche Bank
                    A.G., NY (LOC))                                         VMIG1               3,000,000
                  NY State Hsg. Fin. Agcy. VRDN
      2,590,000     (Special Surgery Hosp. Staff), Ser. A, 3.9s, 11/01/10
                    (Chase Manhattan Bank (LOC))                            VMIG1               2,590,000
      2,000,000     (Normadie Court I), 3.85s, 05/15/15
                    (Landesbank Hessien (LOC))                              VMIG1               2,000,000
      1,900,000   NY State Local Govt. Assistance Corp. VRDN,
                    Ser. E, 3.8s, 04/01/25 (Canadian Imperial
                    Bank (LOC))                                             VMIG1               1,900,000
                  NY State Med. Care Fac. Fin. Agcy. VRDN
      2,600,000     (Children's Hosp. - Buffalo), Ser. A., 3.95s, 11/01/05
                    (Barclays Bank PLC (LOC))                               VMIG1               2,600,000
      2,000,000     (Lenox Hill Hosp.), Ser. A, 3.8s, 11/01/08
                    (Chase Manhattan Bank (LOC))                            VMIG1               2,000,000
        500,000   Suffolk Cnty., G.O. Bonds (Southwest Swr. Dist.),
                    MBIA, 4s, 02/01/98                                      Aaa                   500,275
        250,000   Triborough Bridge & Tunnel Auth. Ben. Interest
                    Certif. Rev. Bonds, MBIA, 4.3s, 01/01/98                Aaa                   250,066
                                                                                           --------------
                                                                                               37,009,904

Puerto Rico (7.5%)
---------------------------------------------------------------------------------------------------------
                  PR, Indl, Med. & Env. Poll. Ctrl. Fac. Fin. Auth. VRDN
      1,300,000     (Higher Ed.) 4.05s, 12/01/15 (Bank of Tokyo
                    Mitsubishi (LOC))                                       A-1                 1,300,000
      2,000,000     (Reynolds Metals Co.), 3 3/4s, 09/01/13
                    (ABN AMRO Bank (LOC))                                   P-1                 2,000,892
                                                                                           --------------
                                                                                                3,300,892
                                                                                           --------------
                  Total Municipal Bonds and Notes (cost $40,310,796)                       $   40,310,796

MUNICIPAL COMMERCIAL PAPER (8.4%) *
PRINCIPAL AMOUNT                                                            RATINGS**               VALUE
---------------------------------------------------------------------------------------------------------
     $1,900,000   NY G.O. MCP 3 3/4s, 04/07/98                              A-1            $    1,900,000
      1,800,000   NY Dorm Auth. MCP (Memorial Sloan-Kettering
                    Cancer Center) 3.7s, 12/05/97                           A-1                 1,800,000
                                                                                           --------------
                  Total Municipal Commercial Paper (cost $3,700,000)                       $    3,700,000
---------------------------------------------------------------------------------------------------------
                  Total Investments (cost $44,010,796) ***                                 $   44,010,796
---------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $44,100,844.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

    Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-
    term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

    Moody's Investor Service, Inc.
    MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
    MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
    AAA = Extremely strong capacity to pay interest and repay principal
    AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
    P-1 = Superior capacity for repayment
    P-2 = Strong capacity for repayment
    Standard & Poor's Corp.
    SP-1+ = Very strong capacity to pay principal and interest
    SP-1 = Strong capacity to pay principal and interest
    SP-2 = Satisfactory capacity to pay principal and interest
    A-1+ = Extremely strong degree of safety
    A-1 = Strong degree of safety
    A-2 = Satisfactory capacity for timely repayment

*** The aggregate identified cost on a tax basis is the same.

    The rates shown on VRDN's are the current interest rates at November 30, 1997.

    The fund had the following industry group concentrations greater than 10% at November 30, 1997 (as a percentage of net assets):

      Hospitals/Healthcare      21.3%
      Industrial                18.3
      Housing                   12.5
      Water & Sewer             11.6

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                   $44,010,796
---------------------------------------------------------------------------------------------------
Cash                                                                                          9,127
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                              263,712
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                       16,145
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               60,000
---------------------------------------------------------------------------------------------------
Total assets                                                                             44,359,780

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        88,231
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   85,659
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 48,121
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    7,788
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 3,603
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    626
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       24,908
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           258,936
---------------------------------------------------------------------------------------------------
Net assets                                                                              $44,100,844

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                                $44,100,844
---------------------------------------------------------------------------------------------------
Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($44,100,844 divided by 44,100,844 shares)                                                    $1.00
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30,1997

Tax exempt interest income                                                              $1,508,983
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           190,795
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              88,616
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           3,993
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,837
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     16,292
--------------------------------------------------------------------------------------------------
Registration fees                                                                            4,731
--------------------------------------------------------------------------------------------------
Auditing                                                                                    16,728
--------------------------------------------------------------------------------------------------
Legal                                                                                       14,279
--------------------------------------------------------------------------------------------------
Postage                                                                                      5,323
--------------------------------------------------------------------------------------------------
Other                                                                                        7,419
--------------------------------------------------------------------------------------------------
Total expenses                                                                             352,013
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (81,345)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               270,668
--------------------------------------------------------------------------------------------------
Net investment income                                                                    1,238,315
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $1,238,315
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                        Year ended November 30
                                                                                --------------------------------
                                                                                         1997               1996
----------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                                                             $ 1,238,315        $ 1,177,005
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                1,238,315          1,177,005
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------
From net investment income                                                         (1,238,315)        (1,177,005)
----------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   4,645,105            582,464
----------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        4,645,105            582,464

Net assets
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                                  39,455,739         38,873,275
----------------------------------------------------------------------------------------------------------------
End of year                                                                       $44,100,844        $39,455,739
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


--------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                 Year ended November 30
--------------------------------------------------------------------------------------------------------------------------
                                           1997             1996             1995             1994             1993
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                         $1.00            $1.00            $1.00            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                     .0287            .0289            .0318            .0188            .0165
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                          --               --               --               --            .0001
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .0287            .0289            .0318            .0188            .0166
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                        (.0287)          (.0289)          (.0318)          (.0188)          (.0165)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --               --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.0287)          (.0289)          (.0318)          (.0188)          (.0166)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                               $1.00            $1.00            $1.00            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                  2.91             2.93             3.23             1.90             1.67
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                          $44,101          $39,456          $38,873          $44,815          $50,473
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   .83              .88              .91              .77              .91
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.92             2.75             3.18             1.86             1.69
--------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestments.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
November 30, 1997

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from Federal, New York State and New York City personal income taxes as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1997, the fund had a capital loss carryover of approximately $6,600 available to offset future capital gains, if any, which will expire on November 30, 2002.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums from purchases of short-term investments are amortized using the straight-line method.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.25%

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1997, fund expenses were reduced by $81,345 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $163 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 1997, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $561,862,239 and $555,420,106, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                             Year ended
                                            November 30
------------------------------------------------------------
                                       1997             1996
------------------------------------------------------------
Shares sold                     189,482,229      304,712,398
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,134,378        1,174,100
------------------------------------------------------------
                                190,616,607      305,886,498

Shares
repurchased                    (185,971,502)    (305,304,034)
------------------------------------------------------------
Net increase                      4,645,105          582,464
------------------------------------------------------------



Federal tax information

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.



WELCOME TO
           www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective ... and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Brian S. Torpey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
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PAID
Putnam
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